Metropolitan West Funds

TOTAL RETURN BOND FUND — PLAN CLASS SHARES (MWTSX)

PROSPECTUS

July 29, 2011

(as revised August 17, 2011)

As with all mutual funds, the Securities and Exchange

Commission (“SEC”) has not approved or disapproved these

securities or determined if this Prospectus is truthful or complete.

Any representation to the contrary is a criminal offense.

Metropolitan West Asset Management, LLC

Investment Adviser

FUND SUMMARY

METROPOLITAN WEST TOTAL RETURN BOND FUND

INVESTMENT OBJECTIVE

The TOTAL RETURN BOND FUND (the “Fund”) seeks to maximize long-term total return.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	0.07%
Acquired Fund Fees and Expenses	0.01%

Total Annual Fund Operating Expenses (1)	0.43%

Fee Waiver and/or Expense Reimbursement (2)	0.03%

Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (2)	0.40%

(1)	Total Annual Fund Operating Expenses will not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund, but does not include Acquired Fund Fees and Expenses.

(2)	Metropolitan West Asset Management, LLC (the “Adviser”) has contractually agreed to reduce its fees and/or absorb expenses, and to pay a portion of the Fund’s distribution expenses to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, short sale dividend expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) to 0.39% of average daily net assets for this class of shares. This contract will remain in place until July 31, 2012. Although it does not expect to do so, the Board of Trustees is permitted to terminate that contract sooner in its discretion with written notice to the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$41	$135

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 228% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in investment grade fixed income securities or unrated securities that are determined by the Adviser to be of similar quality. Up to 20% of the Fund’s net assets may be invested in securities rated below investment grade. The Fund also invests at least 80% of its net assets plus borrowings for investment purposes in fixed income securities it regards as bonds. Under normal conditions, the portfolio duration is two to eight years and the dollar-weighted average maturity ranges from two to fifteen years. The Fund invests in the U.S. and abroad, including emerging markets, and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. The Adviser will focus the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon or maturity) that the Adviser believes to be relatively undervalued.

Investments include various types of bonds and other securities, typically corporate bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, swaps, futures, municipal securities, options, credit default swaps, private placements and restricted securities. These investments may have interest rates that are fixed, variable or floating.

Derivatives will be used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques.

PRINCIPAL RISKS

Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

Market Risk:    the risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

Interest Rate Risk:    the risk that debt securities will decline in value because of changes in interest rates.

Credit Risk:    the risk that an issuer will default in the payment of principal and/or interest on a security.

Foreign Securities Risk:    The value of the Fund’s investments in foreign securities also depends on changing currency values, different political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging market debt securities tend to be of lower credit quality and subject to greater risk of default than higher rated securities from more developed markets.

Securities Selection Risk:    the risk that the securities held by the Fund will underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

Portfolio Management Risk:    the risk that an investment strategy may fail to produce the intended results.

Prepayment Risk of Asset-Backed and Mortgage-Backed Securities:    the risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield.

Extension Risk of Asset-Backed and Mortgage-Backed Securities:    the risk that in times of rising interest rates prepayments will slow causing securities considered short or intermediate term to be long-term securities which fluctuate more widely in response to changes in interest rates than shorter term securities.

Asset-Backed Securities Investment Risk:    the risk that the impairment of the value of the collateral underlying the security such as non-payment of loans, will result in a reduction in the value of the security.

Derivatives and Swaps Risks:    the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index and the Fund could lose more than the principal amount invested. Swaps also involve the risks that the counterparty may default and the potential lack of liquidity.

Liquidity Risk:    the risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all each of which would have a negative effect on performance.

Please see “Additional Fund Information — Principal Risks” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares of the Fund, as Plan Class shares of the Fund have not commenced operations as of the date of this Prospectus. The table compares the average annual total returns of Class I shares of the Fund to a broad-based securities market index. Returns for the Plan Class will differ to the extent that the classes have different expenses. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.mwamllc.com or by calling (800) 241-4671.

ANNUAL TOTAL RETURNS FOR YEARS ENDED (FOR CLASS I SHARES)

YEAR-TO-DATE TOTAL RETURN AS OF JUNE 30, 2011: 2.87% (CLASS I SHARES)

Highest Performance Quarter	Lowest Performance Quarter
(quarter ended September 30, 2009)	(quarter ended June 30, 2002)
8.20%	–2.67%

AVERAGE ANNUAL TOTAL RETURNS (FOR CLASS I SHARES)

(FOR THE PERIODS ENDED DECEMBER 31, 2010)

	1 Year	5 Years	10 Years	Since Inception (March 31, 2000)
Total Return Bond Fund (Class I Shares)
Return Before Taxes	11.66%	8.10%	7.13%	7.37%
Return After Taxes on Distributions	9.32%	5.83%	4.64%	4.77%
Return After Taxes on Distributions and Sale of Fund Shares	7.67%	5.59%	4.58%	4.71%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	6.56%	5.80%	5.83%	6.28%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.

INVESTMENT ADVISER

Metropolitan West Asset Management, LLC.

PORTFOLIO MANAGERS

Tad Rivelle, Founding Partner, Chief Investment Officer and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since 1996.

Steve Kane, CFA, Founding Partner and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since 1996.

Laird Landmann, Founding Partner and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since 1996.

PURCHASE AND SALE OF FUND SHARES

This class of shares is intended for retirement plans, including defined benefit and defined contribution plans (which may include participant directed plans). You may purchase or redeem shares of the Fund on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for the Fund shares are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (Metropolitan West Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9793, Providence, RI 02940), or telephone (800) 241-4671. You may also purchase or redeem Fund shares through your dealer or financial advisor.

The following table provides the Fund’s minimum initial and subsequent investment requirements. The minimums may be reduced or waived in some cases.

Type of Account	Minimum Initial Investment	Subsequent Investments
Regular Accounts (Defined benefit and defined contribution plans)	$25,000,000	$50,000

TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

ADDITIONAL FUND INFORMATION

GENERAL

Information about the Fund’s investment objective, principal investment strategies, investment practices and principal risk factors appears in the summary section at the beginning of the Prospectus. The Fund’s investment objective is fundamental and cannot be changed without shareholder approval. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.

PRINCIPAL INVESTMENT STRATEGIES

The Fund has adopted a policy to provide the Fund’s shareholders with at least 60 days’ prior notice of any change in the principal investment strategies of the Fund.

The Fund may use certain types of investments and investing techniques that are described in more detail in the Statement of Additional Information. The Fund may engage in defensive investing, which is a deliberate, temporary shift in portfolio strategy that may be undertaken when markets start behaving in volatile or unusual ways. The Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of U.S. or foreign governments, certificates of deposit, bankers’ acceptances, high-grade commercial paper, and repurchase agreements. When the Fund has invested defensively in low risk, low return securities, it may not achieve its investment objectives. References to minimum credit ratings or quality for securities apply to the time of investment. Downgrades do not require disposition of a holding.

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a different portfolio “duration.” Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of “term to maturity.” Duration incorporates a bond’s yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Traditionally, a fixed-income security’s “term to maturity” has been used to determine the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security). However, “term to maturity” measures only the time until a fixed-income security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity. Duration is used in the management of the Fund as a tool to measure interest rate risk. For example, the Fund with a portfolio duration of 2 years would be expected to change in value 2% for every 1% move in interest rates. For a more detailed discussion of duration, see “Investment Objectives and Policies — Duration” in the Statement of Additional Information.

TOTAL RETURN BOND FUND

The Fund invests in a diversified portfolio of fixed-income securities of varying maturities issued by domestic and foreign corporations and governments (and their agencies and instrumentalities) with a portfolio duration of two to eight years. The meaning of “duration” is explained below under “Further Information about Investment Objectives, Policies and Risks.” The dollar-weighted average maturity of the Fund’s portfolio is expected to range from two to fifteen years. The Fund’s portfolio typically includes bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, municipal securities, swaps and other derivatives (including futures, options and credit default swaps), private placements, defaulted debt securities and Rule 144A Securities. These investments may have interest rates that are fixed, variable or floating.

The Adviser will focus the Fund’s portfolio holdings in areas of the bond market (based on quality, sector, coupon or maturity) that the Adviser believes to be relatively undervalued.

Under normal circumstances, the Fund will invest at least 80% of its net assets in investment grade securities, including investment grade mortgage-related and asset-backed securities. These are debt securities rated at least Baa3 by Moody’s, BBB- by S&P or BBB- by Fitch, or A-2 by S&P,
P-2 by Moody’s or F-2 by Fitch for short-term debt obligations, or securities of comparable quality to investment grade securities as determined by the Adviser in the case of unrated securities. Up to 20% of the Fund’s net assets may be invested in securities rated below investment grade.

The Fund may invest up to 25% of its assets in foreign securities that are denominated in U.S. dollars. The Fund may invest up to 15% of its assets in securities of foreign issuers that are not denominated in U.S. dollars. The Fund may invest up to 10% of its assets in emerging market foreign securities. The Fund reserves the right to hedge its exposure to foreign currencies to reduce the risk of loss due to fluctuations in currency exchange rates, but normally will not do so. The Fund expects to invest in futures, options and swaps and may invest up to 15% of its total assets in premiums and margins on derivative instruments such as futures, options and swaps. The Fund may borrow from banks and or other financial institutions or through reverse repurchase agreements. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques. The Fund may normally short sell up to 25% of the value of its total assets.

PRINCIPAL RISKS

The Fund is affected by changes in the economy, or in securities and other markets. There is also the possibility that investment decisions the Adviser makes with respect to the investments of the Fund will not accomplish what they were designed to achieve or that the investments will have disappointing performance.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment may earn for you — and the more you can lose. Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up.

Your investment is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person. You can lose money by investing in the Fund. When you sell your shares of the Fund, they could be worth more or less than what you paid for them.

YOUR INVESTMENT IN THE FUND MAY BE SUBJECT (IN VARYING DEGREES) TO THE FOLLOWING RISKS DISCUSSED BELOW. THE FUND MAY BE MORE SUSCEPTIBLE TO SOME OF THE RISKS THAN OTHERS.

FIXED INCOME SECURITIES

The Fund is subject primarily to interest rate risk, credit risk and prepayment risk.

Interest rate risk is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. The change in a bond’s price depends on several factors, including the bond’s maturity date. The degree to which a bond’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a bond with a 5 year duration would be expected under normal market conditions to decrease 5% for every 1% increase in interest rates. Generally, bonds with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things).

Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on a security. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Credit risk of a security may change over time, and securities which are rated by ratings agencies are often reviewed and may be subject to downgrade. However, ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase.

GOVERNMENT SPONSORED ENTERPRISES

The Fund may invest in securities issued by the Federal HomeLoan Mortgage Corporation (“Freddie Mac”) and similar U.S. Government-sponsored entities such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Although these issues, and others like them, may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury.

HIGH YIELD RISK

The Fund may invest a portion of its assets in non-investment grade debt securities, commonly referred to as “junk bonds.” Low-rated and comparable unrated securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as speculative with respect to the issuer’s capacity to pay interest and to repay principal. The market values of certain of these securities tend to be more sensitive to individual corporate development and changes in economic conditions than higher quality bonds. In addition, low-rated and comparable unrated securities tend to be less marketable than higher-quality debt securities because the market for them is not as broad or active. The lack of a liquid secondary market may have an adverse effect on market price and the Fund’s ability to sell particular securities.

MARKET RISK

Various market risks can affect the price or liquidity of an issuer’s securities in which the Fund may invest. Returns from the securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. Different types of securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. Adverse events occurring with respect to an issuer’s performance or financial position can depress the value of the issuer’s securities. The liquidity in a market for a particular security will affect its value and may be affected by factors relating to the issuer, as well as the depth of the market for that security. Other market risks that can affect value include a market’s current attitudes about types of securities, market reactions to political or economic events, including litigation, and tax and regulatory effects (including lack of adequate regulations for a market or particular type of instrument).

Recent instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

RISKS OF UNRATED SECURITIES

The Fund may purchase unrated securities (which are not rated by a rating agency) if the Adviser determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

RISKS OF USING CERTAIN DERIVATIVES

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are described in more detail here and under “Derivative Instruments” in the Statement of Additional Information. The Fund typically uses derivatives as a substitute for directly investing in an underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund also may use derivatives for leverage, in which case their use would involve leveraging risk. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. If the Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Generally, the Fund invests in futures, options and swaps, but may use other types of financial derivatives.

For example, participation in the options or futures markets, as well as the use of various swap instruments, involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser’s predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (i) dependence on the Adviser’s ability to predict correctly movements in the direction of interest rates and securities prices; (ii) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the absence of a liquid secondary market for any particular instrument at any time; (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (vi) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with futures transactions and certain options. The Fund could lose the entire amount it invests in futures and other derivatives. The loss from investing in certain derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which the Fund may invest. Each Fund limits its investments in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund or such lower amount specified for that Fund.

LIQUIDITY RISK

A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.

MORTGAGE-BACKED SECURITIES RISK

Mortgage-backed securities represent participation interests in pools of residential mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders. Each Fund may invest in mortgage-backed securities. The values of some mortgage-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

RISKS OF INVESTING IN EMERGING MARKET AND OTHER FOREIGN SECURITIES

Investments in emerging market and other foreign securities involve certain risk considerations not typically associated with investing in securities of U.S. issuers, including: (a) currency devaluations and other currency exchange rate fluctuations; (b) political uncertainty and instability; (c) more substantial government involvement in the economy; (d) higher rates of inflation; (e) less government supervision and regulation of the securities markets and participants in those markets; (f) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (g) greater price volatility, substantially less liquidity and significantly smaller capitalization of securities markets; (h) absence of uniform accounting and auditing standards; (i) generally higher commission expenses; (j) delay in settlement of securities transactions; and (k) greater difficulty in enforcing shareholder rights and remedies.

ASSET-BACKED SECURITIES RISK

Asset-backed securities are bonds or notes backed by loan paper or accounts receivable originated by banks, credit card companies or other providers of credit. Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities; nor are they provided government guarantees of repayment. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of the value of collateral or other assets underlying an asset-backed security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may result in a reduction in the value of such asset-backed securities and losses to the Fund.

CURRENCY RISK

Funds that invest in foreign (non-U.S.) securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments in non-U.S. dollar-denominated securities may reduce the returns of the Fund.

RISKS OF FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent purchases and redemptions of the Fund’s shares may present certain risks for the Fund and its shareholders. These risks may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolios and increased brokerage and administrative costs. A Fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of the Fund’s shares may force the Fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of the Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate frequent trading activity, and could result in increased brokerage, tax, administrative costs or other expenses.

The Fund may invest in non-U.S. securities; accordingly, there is an additional risk of undetected frequent trading in Fund shares by investors who attempt to engage in time zone arbitrage. In addition, because the Fund significantly invests in high yield bonds, and because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).

Investors seeking to engage in disruptive trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund to prevent disruptive trading, there is no guarantee that the Fund or its agents will be able to identify such investors or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading or short duration trading practices may also be limited by operational systems and technological limitations. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries. These financial intermediaries include, but are not limited to entities such as broker-dealers, insurance company separate accounts, and retirement plan administrators. The Fund cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements. Omnibus accounts are common forms of holding Fund shares. Entities utilizing such omnibus account arrangements may not identify customers’ trading activity in shares of the Fund on an individual basis. Consequently, the Fund may not be able to detect frequent or excessive trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement that may further compound the difficulty to the Fund of detecting excessive or short duration trading activity in Fund shares. In seeking to prevent disruptive trading practices in the Fund, the Fund considers the information actually available to them at the time. While each of these financial intermediaries may have individual policies concerning frequent or excessive trading, each intermediary has different policies. The Fund is not able to fully assess the effectiveness of its financial intermediaries’ policies concerning frequent or excessive trading. If investing through intermediaries, investors should inquire at that intermediary what frequent purchase and redemption policies will be applied to their investments.

RISKS OF SHORT SALES

The Adviser may cause the Fund to sell a debt or equity security short (that is, without owning it) and to borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by the Fund. The TOTAL RETURN BOND FUND will not make total short sales exceeding 25% of the value of the Fund’s assets. If the value of the security sold short increases, the Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.)

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Fund might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Fund.

Each Fund also may make short sales “against-the-box,” in which the Fund sells short securities it owns. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale,” requiring the Fund to recognize any taxable gain from the transaction.

RISKS OF EVENT DRIVEN INVESTING STRATEGIES

The Fund may employ event driven strategies. Event driven investing involves attempting to predict the outcome of a particular transaction as well as the best time at which to commit capital to such a transaction. The success or failure of this strategy usually depends on whether the Adviser accurately predicts the outcome and timing of the transaction event. Also, major market declines that could cause transactions to be re-priced or fail, may have a negative impact on the strategy.

RISKS OF BORROWING AND USE OF LEVERAGE

Each Fund may borrow money from banks and engage in reverse repurchase transactions for temporary or emergency purposes. The Fund may borrow from broker-dealers and other institutions to leverage a transaction, provided that the borrowing is fully collateralized. Total bank borrowings may not exceed 10% of the value of the Fund’s assets. The Fund also may leverage its portfolio through margin borrowing and other techniques in an effort to increase total return. Although leverage creates an opportunity for increased income and gain, it also creates certain risks. For example, leveraging may magnify changes in the net asset values of the Fund’s shares and in its portfolio yield. Although margin borrowing will be fully collateralized, the Fund’s assets may change in value while the borrowing is outstanding. Leveraging creates interest expenses that can exceed the income from the assets retained.

RISKS OF SWAP AGREEMENTS

Each Fund may invest in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Risks inherent in the use of swaps of any kind include: (1) swap contracts may not be assigned without the consent of the counterparty; (2) potential default of the counterparty to the swap; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out the swap transaction at a time that otherwise would be favorable for it to do so.

PRICE VOLATILITY RISK

The value of the Fund’s investment portfolio will change as the prices of its investments go up or down. Different parts of the market and different types of securities can react differently to developments. Issuer, political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region or market as a whole.

Prices of most securities tend to be more volatile in the short-term. Therefore, if you trade frequently or redeem in the short-term, you are more likely to incur a loss than an investor who holds investments for the longer-term. The fewer the number of issuers in which the Fund invests, the greater the potential volatility of its portfolio.

PORTFOLIO MANAGEMENT RISK

Portfolio management risk is the risk that an investment strategy may fail to produce the intended results. There can be no assurance that the Fund will achieve its investment objective. The Adviser’s judgments about the attractiveness, value and potential appreciation of particular securities may prove to be incorrect and may not anticipate actual market movements or the impact of economic conditions generally. No matter how well a portfolio manager evaluates market conditions, the securities a portfolio manager chooses may fail to produce the intended result, and you could lose money on your investment in the Fund.

SECURITIES SELECTION RISK

The specific securities held in the Fund’s investment portfolio may underperform other funds in the same asset class or benchmarks that are representative of the general performance of the asset class because of a portfolio manager’s choice of securities.

MANAGEMENT OF THE FUND

THE ADVISER

Metropolitan West Asset Management, LLC, with principal offices at 865 South Figueroa Street, Los Angeles, California 90017, acts as the investment adviser to the Fund and generally administers the affairs of the Trust. Subject to the direction and control of the Board of Trustees, the Adviser supervises and arranges the purchase and sale of securities and other assets held in the portfolios of the Fund. The Adviser managed approximately $39 billion of fixed-income investments as of June 30, 2011 on behalf of institutional clients and the Funds. As of June 30, 2011, the Adviser, together with the TCW Group, Inc. and its other subsidiaries, had approximately $120 billion under management or committed to management.

PORTFOLIO MANAGERS

The portfolio managers who have primary responsibility for the day-to-day management of the Fund’s portfolio are listed below, together with their biographical information for the past five years. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Tad Rivelle has been the Chief Investment Officer and a Managing Director with the Adviser since August 1996.

Stephen Kane, CFA has been a portfolio manager with the Adviser since August 1996.

Laird R. Landmann has been a Managing Director and portfolio manager with the Adviser since August 1996.

MANAGEMENT FEES AND OTHER EXPENSES

Management Fees.    The Fund pays the Adviser a monthly fee for providing investment advisory services. For the fiscal year ending March 31, 2011, the Fund paid the Adviser the following amount: 0.35%. The fees paid to the Adviser may be reduced by expense limitations as shown in the prospectus summary. A discussion of the basis for the Board of Trustees’ approval of the management agreement is available in the Fund’s Semi-Annual Report for the period ended September 30, 2010.

The Investment Management Agreement permits the Adviser to recoup fees it did not charge and Fund expenses it paid, provided that those amounts are recouped within three years of being reduced or paid. The Adviser may not request or receive reimbursement for prior reductions or reimbursements before the payment of the Fund’s operating expenses for the current year and may not recoup amounts that would make the Fund’s total expenses exceed the applicable limit.

Compensation of Other Parties.     The Adviser does not direct the Fund’s portfolio securities transactions, or otherwise compensate broker-dealers in connection with the Fund’s portfolio transactions, in consideration of sales of Fund shares.

The Adviser also may pay financial consultants for products and/or services such as: (i) performance analytical software, (ii) attendance at, or sponsorship of, professional conferences, (iii) product evaluations and other types of investment consulting and (iv) asset/liability studies and other types of retirement plan consulting. The Adviser may also provide non-cash compensation to financial consultants, including occasional gifts, meals, or other entertainment. These activities may create, or could be viewed as creating, an incentive for such consultants or their employees or associated persons to recommend or sell shares of the Fund to their client investors.

The Adviser, the distributor or the Fund (“Authorized Firms”) and consultants that receive these various types of payments may have a conflict of interest in recommending or selling the Fund rather than other mutual funds to their client investors, particularly if these payments exceed the amounts paid by other mutual funds.

The Adviser also manages individual investment advisory accounts. The Adviser reduces the fees charged to individual advisory accounts by the amount of the investment advisory fee charged to that portion of the client’s assets invested in any Fund.

Other Expenses:    Total Annual Fund Operating Expenses shown above in the Fund Summary do not reflect interest ultimately paid by the Fund during that fiscal year to the estate of Lehman Brothers on amounts owed at the time of its bankruptcy and invested by the Fund, which would increase that figure by 0.07%.

THE TRANSFER AGENT AND ADMINISTRATOR

BNY Mellon Investment Servicing serves as transfer agent and administrator to the Trust and also provides accounting services pursuant to a Services Agreement. The business address of BNY Mellon Investment Servicing is 760 Moore Road, King of Prussia, Pennsylvania 19406-1212.

THE UNDERWRITER

BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, PA 19406, serves as principal underwriter to the Trust pursuant to an Underwriting Agreement for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of the Fund.

OTHER SHARE CLASSES

TOTAL RETURN BOND FUND also offers Class I, Class M and Administrative Class shares. Class I, Class M and Administrative

Class shares have different expenses which will result in different performance than Plan Class shares. Shares of all four classes of the Fund otherwise have identical rights and vote together except for matters affecting only a specific class.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies regarding disclosure of portfolio holdings can be found in the Statement of Additional Information.

HOW TO PURCHASE SHARES

REGULAR PURCHASES

The minimum initial investment in the Fund is $25,000,000. The minimum for subsequent investments is $50,000, which may be waived. This class of shares is intended for retirement plans, including defined benefit and defined contribution plans (which may include participant directed plans).

The price at which the Fund’s shares are bought or sold is called the net asset value per share, or “NAV.” The NAV is computed once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on each day that the NYSE is open for trading. In addition to Saturday and Sunday, the NYSE is closed on the days that the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. Shares cannot be purchased by wire transactions on days when banks are closed. The Fund may close early on business days that the Securities Industry and Financial Markets Association recommends that the bond markets close early.

The price for each share you buy will be the NAV calculated after your request is received in good order by the Fund. “In good order” means that payment for your purchase and all the information needed to complete your order must be received by the Fund before your order is processed. If your order is received before the close of regular trading on the NYSE (generally 4:00 p.m. Eastern Time) on a day the Fund’s NAV is calculated, the price you pay will be that day’s NAV. If your order is received after the close of regular trading on the NYSE, the price you pay will be the next NAV calculated.

The Trust and the Transfer Agent reserve the right to reject any order and to waive the minimum investment requirements for investments through certain fund networks or other financial intermediaries and for employees and affiliates of the Adviser or the Trust. In such cases, the minimums associated with the policies and programs of the fund network or other financial intermediary will apply. (In certain cases, the fund network or other financial intermediary also may waive its minimum investment requirements; the Adviser occasionally may be involved in the fund network or other financial intermediary’s decision to waive its minimum investment requirements, but does not control that decision.) This means that investors through various financial intermediaries may face different (or even substantially reduced) investment minimums than those affecting your investment. The Fund reserves the right to redeem accounts inadvertently opened with less than the minimum initial investment. The Fund at its sole discretion may impose an annual $25 account servicing fee for below minimum accounts; certain below minimum accounts may not be charged that servicing fee.

You may invest in the Fund by wiring the amount to be invested to Metropolitan West Funds.

Bank Name: Bank of New York Mellon

ABA No. 011001234

Credit: A/C 000073-4454

BNY Mellon Investment Servicing (US) Inc.

as Agent for Metropolitan West Funds

Further Credit: Shareholder Name

Shareholder Fund/Account Number

Your bank may impose a fee for investments by wire. The Fund or the Transfer Agent will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the NYSE will be considered received by the next business day.

To ensure proper credit, before wiring any funds you must call (800) 241-4671 to notify us of the wire and to get an account number assigned if the wire is an initial investment. Also, if the wire represents an initial investment, you must mail an application form, by regular mail, to the Transfer Agent. When sending applications, checks, or other communications to the Transfer Agent via regular mail, send to:

Metropolitan West Funds

c/o BNY Mellon Investment Servicing

P.O. Box 9793

Providence, RI 02940

If you are sending applications, checks or other communications to the Transfer Agent overnight mail services, send to:

Metropolitan West Funds

c/o BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581-1722

Make your check payable to Metropolitan West Funds (Fund name). The Fund cannot accept third party checks, starter checks, credit cards, credit card checks, cash or cash equivalents (i.e., cashiers check, bank draft, money order or travelers’ check).

Checks should be drawn on a U.S. bank and must be payable in U.S. dollars. Shares of the Fund will be purchased by the Transfer Agent or an authorized sub-agent for your account at the net asset value next determined after receipt of your wire or check. If a check is not honored by your bank, you will be liable for any loss sustained by the Fund, as well as a $20 service charge imposed by the Transfer Agent. Forms for additional contributions by check or change of address are provided on account statements.

The Trust may accept orders from selected brokers, dealers and other qualified institutions, with payment made to the Fund at a later time. The Adviser is responsible for insuring that such payment is made on a timely basis. You may be charged a fee if you buy or sell Fund shares through a broker or agent.

The Trust does not consider the U.S. Postal Service or other independent delivery service to be its agent. Therefore, deposit in the mail or other service does not constitute receipt by the Transfer Agent.

The Trust may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

The Trust generally does not permit non-US residents to purchase shares of the Fund. The Trust may, at its sole discretion, make exceptions to this policy on a case-by-case basis.

BY PAYMENT IN KIND

In certain situations, Fund shares may be purchased by tendering payment in kind in the form of securities. Any securities used to buy Fund shares must be readily marketable, their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser. Prior to making such a purchase, you should call the Adviser to determine if the securities you wish to use to make a purchase are appropriate. The Fund reserves the right to reject the offer of any payment in kind.

PURCHASES THROUGH AN INVESTMENT BROKER OR DEALER

You may buy and sell shares of the Fund through certain brokers (and their agents) that have made arrangements with the Fund to sell their shares. When you place your order with such a broker or its authorized agent, your order is treated as if you had placed it directly with the Fund’s Transfer Agent, and you will pay or receive the next price calculated by the Fund. The broker (or agent) holds your shares in an omnibus account in the broker’s (or agent’s) name, and the broker (or agent) maintains your individual ownership records. The broker (or its agent) may charge you a fee for handling your order. The broker (or agent) is responsible for processing your order correctly and promptly, keeping you advised regarding the status of your individual account, confirming your transactions and ensuring that you receive copies of the Fund’s prospectus.

Current and prospective investors purchasing shares of the Fund through a broker-dealer should be aware that a transaction charge may be imposed by broker-dealers that make the Fund’s shares available, and there will not be such a transaction charge if shares of the Fund are purchased directly from the Fund.

IDENTITY VERIFICATION PROCEDURES NOTICE

The USA PATRIOT Act and federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. When completing the New Account Application, you will be required to supply the Fund with certain information for all persons owning or permitted to act on an account. This information includes date of birth, taxpayer identification number and street address. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if they are unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

NET ASSET VALUE AND FAIR VALUE PRICING

The NAV per share is the value of the Fund’s assets, less its liabilities, divided by the number of shares of the Fund outstanding. The value of the Fund’s portfolio securities is determined on the basis of the market value of such securities or, if market quotations are not readily available, at fair value under guidelines established by the Trustees. Short-term investments maturing in less than 60 days are valued at amortized cost which the Board has determined to equal fair value. Securities and other assets for which reliable market quotations are not readily available will be valued at their fair value as determined by the Adviser under the guidelines established by, and under the general supervision and responsibility of, the Fund’s Board of Trustees. The Adviser may determine the fair value for securities that are thinly traded, illiquid, or where the Adviser believes that the prices provided by a pricing service are not accurate or are not available. Fair value pricing is intended to be used as necessary in order to accurately value the Fund’s portfolio securities and their respective net asset values. The Statement of Additional Information further describes the most common techniques used by the Fund to fair value its securities.

The daily NAV may not reflect the closing market price for all futures contracts held by the Fund because the markets for certain futures will close shortly after the time net asset value is calculated. See “Net Asset Value” in the Statement of Additional Information for further information.

HOW TO REDEEM SHARES

REGULAR REDEMPTIONS

You may redeem shares at any time by delivering instructions by regular mail to the Transfer Agent or selected brokers, dealers and other qualified institutions. If you would like to send a request to redeem shares to the Transfer Agent via regular mail, send to:

Metropolitan West Funds

c/o BNY Mellon Investment Servicing

P.O. Box 9793

Providence, RI 02940

If you are sending a request via overnight mail services, send to:

Metropolitan West Funds

c/o BNY Mellon Investment Servicing

4400 Computer Drive

Westborough, MA 01581-1722

The redemption request should identify the Fund and the account number, specify the number of shares or dollar amount to be redeemed and be signed by all registered owners exactly as the account is registered. Your request will not be accepted unless it contains all required documents. The shares will be redeemed at the NAV next determined after receipt of the request by the Transfer Agent or other agent of the Fund. A redemption of shares is a sale of shares and you may realize a taxable gain or loss.

If the proceeds of any redemption (a) exceed $50,000, (b) are paid to a person other than the owner of record, or (c) are sent to an address or bank account other than shown on the Transfer Agent’s records, the signature(s) on the redemption request must be a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

Additional documentation may be required for the redemption of shares held in corporate, partnership or fiduciary accounts. If you have any questions, please contact the Fund in advance by calling (800) 241-4671.

Redemptions will be processed only on a day during which the NYSE is open for business. If you purchase shares by check or money order and later decide to sell them, your proceeds from that redemption will be withheld until the Fund is sure that your check has cleared. This could take up to 15 calendar days after your purchase order.

EXCHANGES OF SHARES

To the extent other funds in the Trust begin to offer Plan Class shares, you will be permitted to exchange your Plan Class shares in the Fund for Plan Class shares of other funds in the Trust, provided that those shares may legally be sold in the state of your residence, the Fund is open to new investors and you have selected the appropriate box on the Account Application. There is a $50,000 minimum to exchange your Plan Class shares into a Fund you currently own and a $25,000,000 minimum to invest into Plan Class shares of a new Fund. An exchange of shares is treated for Federal income tax purposes as a redemption or sale of shares and any gain or loss may be subject to income tax. Shares exchanged for shares of another Fund will be priced at their respective net asset values.

The exchange privilege is not intended as a vehicle for short- term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Administrators, trustees or sponsors of retirement plans may also impose redemption fees on such exchanges.

The Fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges the Adviser determines are likely to have a negative effect on the Fund.

TELEPHONE TRANSACTIONS

You may redeem shares by telephone and have the proceeds wired to the bank account as stated on the Transfer Agent’s records. You may also exchange shares by telephone. In order to redeem or exchange shares by telephone, you must select the appropriate box on the Account Application. In order to arrange for telephone redemptions or exchanges or change payment instructions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the Trust. The request must be signed by each shareholder of the account with the signature guarantees as described above. Once this feature has been requested, shares may be redeemed or exchanged by calling the Transfer Agent at (800) 241-4671 and giving the account name, account number, and amount of the redemption or exchange. Joint accounts require only one shareholder to call. If redemption proceeds are to be mailed or wired to the shareholder’s bank account, the bank involved must be a commercial bank located within the United States.

If you redeem your shares by telephone and request wire payment, payment of the redemption proceeds will normally be made in Federal funds on the next business day. The redemption order must be received by the Transfer Agent before the relevant Fund’s net asset value is calculated for the day. There may be a charge of up to $10 for all wire redemptions. IF YOU EFFECT TRANSACTIONS VIA WIRE TRANSFER YOU MAY BE REQUIRED TO PAY FEES, INCLUDING THE WIRE FEE AND OTHER FEES THAT WILL BE DEDUCTED DIRECTLY FROM REDEMPTION PROCEEDS.

The Fund reserves the right to reject any telephone redemption or exchange request and the redemption or exchange privilege may be modified or terminated at any time on 30-days’ notice to shareholders. In an effort to prevent unauthorized or fraudulent redemption or exchange requests by telephone, the Trust and the Transfer Agent employ reasonable procedures specified by the Fund to confirm that such instructions are genuine. Among the procedures used to determine authenticity, if you are electing to redeem or exchange by telephone you will be required to provide your account number or other identifying information. All such telephone transactions will be digitally recorded and you will receive a confirmation in writing. The Trust may implement other procedures from time to time. If reasonable procedures are not implemented, the Trust and/or the Transfer Agent may be liable for any loss due to unauthorized or fraudulent transactions. In all other cases, the shareholder is liable for any loss for unauthorized transactions. In periods of severe market or economic conditions, the telephone redemption or exchange of shares may be difficult to implement and you should redeem shares by writing to the Transfer Agent at the address listed above. If for any other reason you are unable to redeem or exchange by telephone, you should redeem or exchange shares by writing to the Transfer Agent at the address listed above.

PAYMENTS

After the Transfer Agent has received the redemption request and all proper documents, payment for shares tendered will generally be made within three business days. Payment may be delayed or made partly in-kind with marketable securities under unusual circumstances, as specified in the 1940 Act.

REDEMPTIONS OF ACCOUNTS BELOW MINIMUM AMOUNT

The Fund may redeem all of your shares at net asset value (calculated on the preceding business day) if the balance of your account falls below $25,000,000 as a result of a transfer or redemption (and not market fluctuations). The Fund will notify you in writing and you will have 60 days to increase your account balance before your shares are redeemed. Alternatively, your shares can be converted or exchanged to another class for which you are eligible to invest.

FREQUENT TRADING POLICY

The Fund is intended for long-term investment and should not be used for excessive trading. Excessive trading in the Fund’s shares can disrupt portfolio management, lead to higher administrative, brokerage and operating costs, and cause other operating inefficiencies for the Fund. However, the Fund is also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares. The Fund will not enter into arrangements with any person or group to permit frequent trading. Accordingly, the Fund has adopted this Frequent Trading Policy that seeks to balance the Fund’s need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

Under the Frequent Trading Policy, the Fund reserves the right to:

•	change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

•	change its minimum or maximum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

•

“redeem in kind,” or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if the exemption request exceeds 1% of the fund’s assets)

•	refuse any purchase or exchange request, including those from any individual or group who, in the Fund’s view, is likely to engage in frequent trading

The evaluations required under the Frequent Trading Policy involve judgments that are inherently subjective, and while the Fund seeks to apply the policy and procedures uniformly, using commercially reasonable judgment, it is possible that similar transactions may be treated differently. In all instances, the Fund seeks to make these judgments in a manner that it believes is consistent with shareholder interests. If the Fund concludes an account is likely to engage in frequent trading, the Fund may cancel or revoke the next purchase or exchange on the following business day. The Fund may also temporarily or permanently bar such investor’s future purchases into the Fund in lieu of, or in addition to, canceling or revoking the trade. At its sole and absolute discretion, the Fund may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

The Fund primarily receives share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An intermediary’s account typically includes multiple investors and provides the Fund only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the Fund. Despite the Fund’s efforts to detect and prevent frequent trading, the Fund may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Fund (or its agents) has entered into agreements with financial intermediaries that maintain omnibus accounts with the Fund’s transfer agent. Under the terms of these agreements, the financial intermediaries generally undertake to cooperate with the Fund in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the Fund through such accounts. Further, the agreements between the Fund’s agents and these financial intermediaries include obligations to comply with the terms of this prospectus. Technical limitations in operational systems at such intermediaries or at the Fund may also limit the Fund’s ability to detect and prevent frequent trading. In addition, the Fund may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the Fund’s Frequent Trading Policy and may be approved for use in instances where the Fund reasonably believes that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the Fund does not knowingly permit frequent trading, it cannot guarantee that they will be able to identify and restrict all frequent trading activity.

To the extent that the Fund significantly invests in thinly traded high yield securities, certain investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of Fund shares held by other shareholders. Although the Fund’s frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

The Fund reserves the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The Fund may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The Fund reserves the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to shareholders. The Fund also reserves the right to reject any purchase order, including exchange purchases, for any reason. For example, the Fund may refuse purchase orders if the Fund would be unable to invest the proceeds from the purchase order in accordance with the Fund’s investment policies and/or objectives, or if the Fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors.

REPORTS TO SHAREHOLDERS

The Fund’s fiscal year ends on March 31. The Fund will issue to its shareholders semi-annual and annual reports. In addition, you will receive monthly statements of the status of your account reflecting all transactions having taken place within that month. In order to reduce the Fund’s expenses, the Trust will try to identify related shareholders in a household and send only one copy of the annual or semi-annual report and prospectus per household. Information regarding the tax status of income dividends and capital gains distributions will be mailed to shareholders on or before January 31st of each year. Account tax information will also be sent to the Internal Revenue Service (IRS).

WITHHOLDINGS; REPORTING

The Fund may be required to withhold Federal income tax from proceeds of redemptions if you are subject to backup withholding. Failure to provide a certified tax identification number at the time an account is opened will cause tax to be withheld. The Fund also may be required to report redemptions to the IRS.

DIVIDENDS AND TAX STATUS

The Fund expects to declare dividends daily and pay them monthly to shareholders. Dividends normally begin to accrue on the next business day after payment for shares.

Distributions from net realized short-term gains, if any, and distributions from any net capital gains realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of the Fund’s fiscal year. Dividends and distributions are paid in full and fractional shares of the Fund based on the net asset value per share at the close of business on the ex-dividend date, unless you request, in writing to the Trust, payment in cash. Distributions are treated the same for tax purposes whether received in cash or reinvested. The Trust will notify you after the close of its fiscal year of both the dollar amount and the tax status of that year’s distributions.

All dividends from net investment income (other than qualified dividend income) together with distributions of short-term capital gains will be taxable as ordinary income even though paid to you in additional shares. Any net capital gains (“capital gains distributions”) distributed are taxable as the relevant type of capital gains regardless of the length of time you have owned your shares. Distributions of investment income designated as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long term capital gain, provided certain requirements are met. Dividends, interest and gains received by the Fund may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes.

Distributions will be taxable in the year in which they are received, except for certain distributions received in January, which will be taxable as if received the prior December. You will be informed annually of the amount and nature of the Fund’s distributions, including the portions, if any, that qualify for the dividends-received deduction. These distributions may be capital gain distributions and/or a return of capital.

Additional information about taxes is set forth in the Statement of Additional Information. The foregoing discussion has been prepared by the management of the Fund, and is not intended to be a complete description of all tax implications of an investment in the Fund. You should consult your own advisors concerning the application of Federal, state and local tax laws to your particular situations.

As required by U.S. Treasury Regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Internal Revenue Code.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years of the Fund’s operations or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements and financial highlights of the Fund, are included in the annual report, which is available upon request.

TOTAL RETURN BOND FUND — CLASS I SHARES*

	Year Ended March 31, 2011	Year Ended March 31, 2010	Year Ended March 31, 2009	Year Ended March 31, 2008	Year Ended March 31, 2007
Net Asset Value, Beginning of Period	$10.16	$8.89	$9.82	$9.79	$9.46

Income from Investment Operations:
Net investment income#	0.49	0.58	0.55	0.50	0.50
Net realized and unrealized gain/(loss) on investments, futures contracts, swap contracts and written options	0.42	1.27	(0.75)	0.04	0.33

Total from Investment Operations	0.91	1.85	(0.20)	0.54	0.83

Less Distributions:
From net investment income	(0.49)	(0.58)	(0.56)	(0.51)	(0.50)
From net capital gains	(0.17)	-	(0.17)	-	-

Total Distributions	(0.66)	(0.58)	(0.73)	(0.51)	(0.50)

Net Asset Value, End of Period	$10.41	$10.16	$8.89	$9.82	$9.79

Total Return	9.08%	21.42%	(1.89)%	5.65%	9.03%
Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$5,972,132	$3,784,988	$2,021,994	$2,227,359	$1,293,926
Ratio of Expenses to Average Net Assets[1]
Before expense waivers and reimbursements	0.42%	0.51%	0.44%	0.44%	0.45%
After expense waivers and reimbursements	0.42%	0.51%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.67%	6.03%	5.95%	5.11%	5.25%
Portfolio Turnover Rate	228%	141%	220%	124%	101%

*	The financial highlights shown are for an existing class of shares of the Fund not offered in this Prospectus. The financial highlights for the Class I shares are disclosed because the Plan Class shares have not commenced operations and no financial data is available as of the date of this Prospectus. The returns would have been similar because the Class I shares and the Plan Class shares represent the same investment portfolio. However, Plan Class shares have lower administrative, transfer agency and certain other expenses than the Class I shares. Had the Plan Class shares been operational during the periods shown, dividend distributions (if any) and investment performance would have been higher than the Class I shares.

[1]

The Fund incurred interest expense for the fiscal year ended March 31, 2010. If interest expense had not been incurred, the ratio of annualized operating expenses to average net assets for the fiscal year ended March 31, 2010 would have been 0.44%.

#	Per share numbers have been calculated using the average share method.

For more information about Metropolitan West Funds the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports to shareholders contain additional information about the Fund’s investments. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Fund and the Trust and is incorporated by reference and is legally considered a part of this Prospectus.

The reports and the SAI are available, free of charge, on our website at http://www.mwamllc.com/literature.php. You can request free copies of the reports and the SAI, or request other information and discuss your questions about the Fund by contacting us at:

METROPOLITAN WEST FUNDS

865 SOUTH FIGUEROA STREET

LOS ANGELES, CALIFORNIA 90017

(800) 241-4671

You can also review the Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission (SEC). Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. In addition, you can get copies of this information:

•	For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-1520 or by electronic request at the following E-mail address: publicinfo@sec.gov.

•	Free of charge from the EDGAR Database on the SEC’s Website at http://www.sec.gov.

Investment Company Act File No. 811-07989